UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 28, 2004

DNB Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16667	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

Effective December 22, 2004, the registrant's board of directors approved a form of Stock Option Agreement for employee non-qualified stock options. A copy of the form of Stock Option Agreement is filed as Exhibit 99.1 herewith and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Effective December 22, 2004, Mildred C. Joyner, MSW, LCSW, BCD was elected as a director of the registrant and its subsidiary, DNB First, NA. Since June 2002, she has served as the Associate Professor of the Undergraduate Social Work Program at West Chester University, West Chester, Pennsylvania. From July 1999 to June 2002, she was the Undergraduate Director and Chairperson of the Social Work Department/Associate Professor at West Chester University. She will serve in the class of directors whose term expires in 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation

December 28, 2004	By:	/s/ Bruce E. Moroney

Name: Bruce E. Moroney
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	New stock option agreement